EXHIBIT 10.7

FIRST AMENDMENT
TO
AGRICULTURAL LEASE

THIS FIRST AMENDMENT TO AGRICULTURAL LEASE (this “Amendment”) is made as of March 1, 2020 (the “Effective Date”) by and between CADIZ REAL ESTATE LLC, a Delaware limited liability company (“Cadiz”), as lessor, and SOCAL HEMP JV LLC, a Delaware limited liability company (“SCHJV”), as lessee, with reference to the following facts:

A. Cadiz and SCHJV are parties to that certain Agricultural Lease dated effective July 31, 2019 (the “Original Lease”), pursuant to which Cadiz leases to SCHJV the Leased Property (as defined in the Original Lease).

B. Cadiz and SCHJV desire to amend the Original Lease in the manner set forth below.  All terms used herein without definition shall have the meanings ascribed to such terms in the Original Lease.  The term “Lease” as used in the Original Lease and this Amendment shall mean the Original Lease as amended by this Amendment.

NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1. Section 2 of the Original Lease entitled “Leased Property” is hereby amended as follows: The first sentence of Section 2 of the Original Lease is amended by replacing the words “1,280 acres” with the words “242 acres”.  For the avoidance of doubt, the remainder of Section 2 remains in force and is effective hereafter without modification.

2. Section 3 of the Original Lease entitled “Initial Lease; Lease Options” is hereby amended as follows:

(a) Subsection (b) of the first paragraph is hereby deleted in its entirety and replaced with the following: “(b) an additional one hundred eight two (182) acres (the “Additional Acreage”), of which all 182 acres will be in Section 22, Township 5N, Range 14E SBB&M (APN: 0556-311-04).”

(b) The second paragraph entitled “Option 1” is hereby amended by replacing the words “one thousand seven hundred twenty (1,720) acres” and “no later than September 1, 2020” with “two thousand seven hundred fifty eight (2,758) acres” and “no later than September 1, 2021”, respectively.

(c) The third paragraph entitled “Option 2” is hereby amended by replacing the words “no later than September 1, 2021” with “no later than September 1, 2022.”

(d) The fourth paragraph entitled “Option 3” is hereby amended by replacing the words “no later than September 1, 2022” with “no later than September 1, 2023.”

For the avoidance of doubt, the remainder of Section 3 remains in force and is effective hereafter without modification.

3. Section 4 of the Original Lease entitled “Lease Term” is hereby amended as follows:  The first sentence of Section 4 of the Original Lease is amended by replacing the words “August 31, 2024” with the words “August 31, 2025.”  For the avoidance of doubt, the remainder of Section 4 remains in force and is effective hereafter without modification.

4. Section 5 of the Original Lease entitled “Use of Leased Property” is hereby amended as follows:

(a) The third paragraph of Section 5 is hereby amended by replacing the words “600 acres of the Additional Acreage” with “the Additional Acreage”, and the phrase “and 620 acres of Additional Acreage to SCHJV with the Initial Infrastructure completed on or before June 15, 2020” is hereby deleted in its entirety.

(b) Subsection (i) of the fourth paragraph of Section 5 is hereby amended by replacing the words “on or before March 1, 2021” with “on or before March 1, 2022;” and replacing the words “on or before September 1, 2021” with “on or before September 1, 2022.”

(c) Subsection (ii) of the fourth paragraph of Section 5 is hereby amended by replacing the words “on or before March 1, 2022” with “on or before March 1, 2023;” and replacing the words “on or before September 1, 2022” with “on or before September 1, 2023.”

(d) Subsection (iii) of the fourth paragraph of Section 5 is hereby amended by replacing the words “on or before March 1, 2023” with “on or before March 1, 2024;” and replacing the words “on or before September 1, 2023” with “on or before September 1, 2024.”

For the avoidance of doubt, the remainder of Section 5 of the Original Lease remains in force and is effective hereafter without modification.

4. Section 6 of the Original Lease entitled “Lease Payment” is hereby amended as follows:

(a) The first paragraph is deleted in its entirety and shall be replaced with the following language: “In consideration for the Lease, commencing on the first day on which Cadiz has delivered exclusive possession of the Leased Property with the Initial Infrastructure, but in no event earlier than March 1, 2020, SCHJV shall pay to Cadiz an annual amount equal to $500 per acre of the Leased Property (the “Lease Payment”) then under this Lease.”

(c) The second paragraph is deleted in its entirety and shall be replaced with the following language:  “The Lease Payment shall be made in advance quarterly installments, on or before January 1, April 1, July 1, and October 1 of each calendar year.  The rent obligation on the Option 1 Acreage shall commence on March 1, 2022, the delivery date established in Section 5, and the first payment of rent shall be for the month of March and the second calendar quarter of 2022 (i.e., a total of four months’ rent).  The rent obligation on the Option 2 Acreage shall commence on March 1, 2023, the delivery date established in Section 5, and the first payment of rent shall be for the month of March 2023 and the second calendar quarter of 2023 (i.e., a total of four months’ rent).  The rent obligation on the Option 3 Acreage shall commence on March 1, 2024, the delivery date established in Section 5, and the first payment of rent shall be for the month of March 2024 and the second calendar quarter of 2024 (i.e., a total of four months’ rent).

For the avoidance of doubt, the remainder of Section 6 remains in force and is effective hereafter without modification.

5. Section 25 of the Original Lease entitled “SNDA” is hereby amended as follows: The second sentence of Section 25 of the Original Lease is amended by replacing the words “within sixty (60) calendar days” with the words “on or before May 31, 2020,” and is further amended by replacing the words “seventy-five (75) calendar days” with the words “on or before  May 31, 2020”. For the avoidance of doubt, the remainder of Section 25 remains in force and is effective hereafter without modification.

6. Exhibit C to the Original Lease is hereby replaced in its entirety with Exhibit C attached hereto.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

8. Except as herein amended, the Original Lease is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms without modification.  In the event of any conflict between the provisions of this Amendment and the provisions of the Original Lease, the provisions of this Amendment shall prevail.  Whether or not specifically amended by the provisions of this Amendment, all of the terms and provisions of the Original Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

9. The Original Lease as amended by this Amendment, including all Exhibits hereto, contain all of the terms and conditions agreed upon by the parties hereto with reference to the subject hereof.  No other prior or concurrent agreements not specifically herein or therein, oral or otherwise, shall be deemed to exist or bind any of the parties hereto.

10. Each party hereto, and their respective successors and assigns, shall be authorized to rely upon the signatures of all of the parties hereto on this Amendment which are delivered by facsimile or other electronic transmission as constituting a duly authorized, irrevocable, actual, current delivery of this Amendment, as though this Amendment was duly executed and delivered with original ink signatures of each person and entity.

11. Each party represents and warrants to the other that the execution and delivery of this Amendment and the performance of such party's obligations hereunder have been duly authorized and that this Amendment is a valid and legal agreement binding on such party and enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first above written.

LESSOR:

CADIZ REAL ESTATE LLC,
a Delaware limited liability company

By: /s/ Timothy J. Shaheen
Name:  Timothy J. Shaheen
Title: Manager

LESSEE:

SOCAL HEMP JV LLC,
a Delaware limited liability company

By: /s/ Scott Slater
Name: Scott Slater
Title: Manager

By: /s/ Graham Farrar
Name: Graham Farrar
Title: Manager

By: /s/ Kyle D. Kazan
Name: Kyle D. Kazan
Title: Manager

EXHIBIT C

MEMORANDUM OF LEASE

Recording requested by and
when recorded mail to:

SoCal Hemp JV LLC
c/o Matthew A. Portnoff, Esq.
Venable LLP
2049 Century Park East, Suite 2300
Los Angeles, CA 90067

______________________________________________________________________________

APN 0556-311-04
Transfer Tax = $0.00
Lease maximum term of 20 years

Memorandum of Lease

By this Memorandum of Lease dated [_______, 2020] (this “Memorandum”), by and between Cadiz Real Estate LLC ("Cadiz") and SoCal Hemp JV LLC ("SCHJV"), Cadiz and SCHJV agree as follows:
Cadiz and SCHJV have entered into that certain Agricultural Lease (“Lease”) dated July 31, 2019, as amended by that certain First Amendment to Agricultural Lease dated [________, 2020], pursuant to which Cadiz, as owner and landlord, has leased to SCHJV, as tenant, approximately 242 acres located within that certain real property located in the Fenner Valley in San Bernardino County, California, commonly identified as APN 0556-311-04, and as depicted in Exhibit A (the “Leased Property”) on certain terms and conditions, including options to expand the Leased Property to a total of no more than 9,600 acres. The Lease term expires on August 31, 2025, subject to options to extend to and including August 31, 2039.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Lease as of the date set forth below.

Dated: _____________, 2020	CADIZ REAL ESTATE LLC,a Delaware limited liability company
By: ________________________________
Its: ________________________________
Address:
550 S. Hope Street. Suite 2850
Los Angeles, CA 90071
Dated: _____________, 2020	SOCAL HEMP JV LLC, a Delaware limited liability company
By: ________________________________
Its: ________________________________
Address:
3645 Long Beach Boulevard
Long Beach, CA 90807